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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Superior Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

TO OUR STOCKHOLDERS:

   The annual meeting of the stockholders of Superior Financial Corp. will be held at 2:00 p.m., Wednesday, May 17, 2000, at 5000 Rogers Avenue Fort Smith, Arkansas.

   Enclosed is the notice of the meeting, a proxy statement, a proxy card, Superior's Annual Report to its Stockholders and Superior's Annual Report on Form 10-K. We hope that you will study the enclosed material carefully and attend the meeting in person.

   Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Please indicate in the space provided on the proxy card whether or not you plan to attend the meeting in person. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by your giving written notice of revocation to the Secretary of Superior Financial Corp. at any time prior to the voting thereof. Thank you for your support.

                                          Sincerely,

                                             /s/ C. Stanley Bailey

                                          _________________________________
                                                    C. Stanley Bailey
                                             Chairman of the Board and Chief
                                                    Executive Officer

April 14, 2000

                                     NOTICE

                                     of the

                         ANNUAL MEETING OF STOCKHOLDERS

                                       of

                            Superior Financial Corp.

                            To Be Held May 17, 2000

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Superior Financial Corp. ("Superior"), a Delaware corporation, will be held at 5000 Rogers Avenue, Fort Smith, Arkansas, on Wednesday, May 17, 2000, at 2:00 p.m., central daylight time, for the following purposes:

  1. To elect the nominees named in the Proxy Statement as directors to serve for a term of one year.

  2. To approve an amendment to Superior's Restated and Amended Certificate of Incorporation reducing the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 and making certain other formal revisions.

  3. To ratify the accounting firm of Ernst & Young LLP as Superior's independent auditors.

  4. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

   These matters are discussed in detail in the accompanying proxy statement. Only stockholders of record at the close of business on March 31, 2000, will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open for examination by any stockholder at Superior's office at 5000 Rogers Avenue, Fort Smith, Arkansas, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

   All stockholders of Superior are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors

                                               /s/ C. Stanley Bailey

                                          _________________________________
                                                    C. Stanley Bailey
                                             Chairman of the Board and Chief
                                                    Executive Officer

April 14, 2000

                            Superior Financial Corp.
                              16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

                                PROXY STATEMENT
                    FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

   This Proxy Statement and the accompanying proxy are furnished on or about April 14, 2000, by Superior Financial Corp. ("Superior") to the holders of record of common stock, par value $0.01, of Superior (the "Common Stock") in connection with the annual meeting of Superior's stockholders and any adjournments thereof (the "Annual Meeting") to be held on Wednesday, May 17, 2000, at 5000 Rogers Avenue, Fort Smith, Arkansas. The matters to be considered and acted upon, including the election of directors, approval of an amendment to Superior's Amended and Restated Certificate of Incorporation and ratification of Ernst & Young LLP as Superior's independent auditors, are discussed herein.

   The Board of Directors of Superior (the "Board") recommends the election of the eight director-nominees named in this Proxy Statement for a term of one year and approval of the amendment to its Amended and Restated Certificate of Incorporation (the "Certificate").

   The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of Superior, or by executing and submitting a later dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later dated proxy will not be sufficient to revoke a previously submitted proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, FOR approval of the amendment to the Certificate FOR ratification of Ernst & Young LLP as Superior's independent auditors and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

   Superior will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or electronic communication. Banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. Superior may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Stockholders Eligible to Vote

   This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 31, 2000. Only those holders are eligible to vote at the Annual Meeting. As of March 31, 2000 there were outstanding 9,832,108 shares of Common Stock.

   Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Principal Stockholders

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 2000 by each person of record believed by Superior to own beneficially 5% or more of the Common Stock.

                                                            Number   Percentage
                                                              of    Beneficially
                           Name                             Shares     Owned
                           ----                             ------- ------------
Financial Stocks, Inc(1)................................... 547,500     5.56%
Franklin Mutual Advisers, LLC.............................. 737,000     7.49
Keefe, Bruyette & Woods, Inc............................... 716,083     7.28
Oz Master Fund, Ltd........................................ 595,000     6.05
Steven N. Stein(1)......................................... 577,600     5.87
Alexander D. Warm(1)....................................... 537,100     5.46
Whiting & Co............................................... 495,000     5.03

--------
(1) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive Officers and principal stockholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 537,100 shares of Common Stock, and Stanley L. Vigran, who owns 30,000 shares of Common Stock are the remaining directors and shareholders of Financial Stocks, Inc., which is a general partner and investment manager of certain investment funds, including Vine Street Exchange Fund, L. P., which owns 312,500 shares of Common Stock, and Financial Stocks Private Equity Fund 1998 L.P., which owns 235,000 shares of Common Stock. John M Stein and Steven N. Stein are brothers. Alexander
    D. Warm and Stuart E. Warm, who owns 20,000 shares of Common Stock, are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other. Alexander D. Warm and Stuart E. Warm each disclaim any ownership of Common Stock held by the other.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 2000 by each director and each executive officer, and all directors and executive officers as a group.

                                                                     Percentage
                                                       Number of    Beneficially
                         Name                           Shares         Owned
                         ----                          ---------    ------------
C. Stanley Bailey.....................................   591,666(1)     5.73%
Brian A. Gahr.........................................       100         *
Rick D. Gardner.......................................     6,385(2)      *
Boyd W. Hendrickson...................................       --          *
Howard B. McMahon.....................................     3,000         *
C. Marvin Scott.......................................   244,250(3)     2.42%
Ben F. Scroggin.......................................     2,000         *
John M. Stein.........................................   160,800(4)     1.64%
John E. Steuri........................................     8,000         *
David E. Stubblefield.................................    12,000         *
Officers and Directors as a Group..................... 1,028,201       10.46%

--------
 *   Represents less than 1%
(1) Includes 487,500 shares of Common Stock subject to stock options, 47,748 shares held jointly by Mr. Bailey and his wife Virginia H. Bailey, 10,316 shares held in Mrs. Bailey's IRA and 1,650 shares held in the Mary Brittan Bailey Trust.
(2)  Includes 1,385 shares of Common Stock subject to stock options.
(3)  Includes 243,750 shares of Common Stock subject to stock options.
(4) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive officers and principal shareholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 537,100 shares of Common Stock, and Stanley L. Vigran, who owns 30,000 shares of the Common Stock, are the remaining directors and shareholders of Financial Stocks, Inc. Financial Stocks, Inc. is a general partner and investment manager of certain investments funds, including Vine Street Exchange Fund, L.P., which owns 312,500 shares of Common Stock, and Financial Stocks Private Equity Fund 1998 L.P., which owns 235,000 share of Common Stock. Steven N. Stein and John M. Stein are brothers. Alexander D. Warm and Stuart E. Warm, who owns 20,000 shares of Common Stock, are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other. Alexander D. Warm and Stuart E. Warm each disclaim any ownership of Common Stock held by the other.

                             ELECTION OF DIRECTORS

   The Board recommends that the stockholders elect the eight persons named below to hold office for the term of one year, or until their successors are elected and qualified. Superior's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons.

   If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. Superior's management knows of no reason why any person would be unavailable or unable to serve as a director.

   Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

   The bylaws of Superior contain certain limitations on stockholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Stockholders' Meetings."

   The following table provides certain biographical information about each nominee to be proposed on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.

    DIRECTORS TO BE NOMINATED ON BEHALF OF THE BOARD FOR A TERM OF ONE YEAR

                       Position and Office Held with
 Name, Age and Year    Superior and Superior Federal   Present and Principal Occupation for the Last
 Became Director       Bank, F.S.B.                                     Five Years
 ------------------    ----------------------------  ------------------------------------------------
 C. Stanley Bailey*    Chairman of the Board, Chief  Chief Financial Officer and Executive Vice
  51, 1998............ Executive Officer of both     President of Hancock Holding Company and Hancock
                       Superior and Superior         Bank, Gulfport, Mississippi,1995-1998, Vice
                       Federal Bank, F.S.B.          Chairman of the Board of Directors, AmSouth
                                                     Bancorporation and AmSouth Bank, Birmingham,
                                                     Alabama 1971-1994

 C. Marvin Scott*      President, Chief Operating    Chief Retail Officer and Senior Vice President,
  50, 1998............ Officer and Director of both  Hancock Holding Company and Hancock Bank,
                       Superior and Superior         Gulfport Mississippi, 1996-1998; Executive Vice
                       Federal Bank, F.S.B.          President--Consumer Banking, AmSouth Bank
                                                     Birmingham, Alabama
                                                     1988-1996

 Brian A. Gahr         Director of Superior and
  45, 1999............ Superior Federal Bank,        Division Vice President of Whirlpool Corp. since
                       F.S.B.                        1978 in Fort Smith, Arkansas

 Howard B. McMahon     Director of Superior;         Owner of SSI, Inc., a general contractor in Fort
  61, 1999............ director of Superior Federal  Smith, Arkansas
                       Bank, F.S.B. since 1995

 Ben F. Scroggin, Jr   Director of Superior;         Retired banker
  79, 2000............ director of Superior Federal
                       Bank, F.S.B. since 1964

 John M. Stein         Director of Superior and      President, Financial Stocks, Inc., Cincinnati,
  33, 1998............ Superior Federal Bank,        Ohio; Vice President; Bankers Trust Company, New
                       F.S.B.                        York, New York, 1993-1995

 John E. Steuri        Director of Superior and      Chairman of Advance Thermal Technologies, Inc.
  60, 1999............ Superior Federal Bank,        (Air Conditioning/Dehumidification equipment for
                       F.S.B.                        businesses), former Chairman, President & CEO of
                                                     ALLTEL Information Systems from 1988 to 1996

 David E. Stubblefield Director of Superior;         President and Chief Executive Officer ABF
  63, 1998............ director of Superior Federal  Freight System, Inc.
                       Bank, F.S.B. since 1994

--------
*  Indicates that the director/nominee is also an executive officer.

   The Board of Directors has established audit, compensation and loan and investment committees. The Audit Committee currently consists of Messrs. McMahon, Gahr, Hendrickson, Scroggin and Stein, none of whom is an employee of Superior. The Audit Committee reviews the general scope of the audit conducted by Superior's independent auditors, the fees charged for their work and matters relating to Superior's internal control systems. In performing its functions, the Audit Committee meets separately with representatives of Superior's independent auditors, with Superior's internal auditors and with representatives of senior management.

systems. In performing its functions, the Audit Committee meets separately with representatives of Superior's independent auditors, with Superior's internal auditors and with representatives of senior management.

   The Compensation Committee currently consists of Messrs. Stein, Hendrickson, Steuri, and Stubblefield, none of whom is an employee of Superior. The Compensation Committee administers Superior stock option plans and grants options and other awards to company employees under such plans. In addition, the Compensation Committee is responsible for establishing of policies dealing with various compensation and employee benefit matters of Superior.

   The Compensation Committee currently consists of Messrs. Stein, Hendrickson, Steuri, and Stubblefield, none of whom is an employee of Superior. The Compensation Committee administers Superior stock option plans and grants options and other awards to company employees under such plans. In addition, the Compensation Committee is responsible for establishing of policies dealing with various compensation and employee benefit matters of Superior.

   The Loan and Investment Committee presently consists of Messrs. Stubblefield, Gahr, McMahon Scroggin and Steuri. The Loan and Investment Committee oversees loan and investment policies and activities and reviews and approves loan relationships of $2,000,000 and greater.

   Superior has no nominating committee.

   During 1999, the Board met 9 times. All directors attended 75% or more of these meetings, plus meetings of committees of the Board on which they served.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Superior directors, certain officers and 10% stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are required by SEC regulations to furnish Superior with copies of all Section 16(a) reports they file, including initial reports on Form 3 and annual reports on Form 5.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, Superior believes that during 1999 all filings applicable to its officers, directors and 10% stockholders were made timely, except in connection with the purchase of 100 shares of Common Stock by Brian A. Gahr in December 1999.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee Currently consists of Messrs. Stein, Hendrickson, Steuri and Stubblefield, none of whom is an employee of Superior. Before the formation of the Compensation Committee, and in connection with the acquisition, Messrs. Bailey and Scott negotiated their respective employment agreements with the lead Investor and the Placement Agent, each of whom is a principal shareholder. See "--Employment Agreements."

Other Transactions--Loans

   Certain directors, officers and principal shareholders of Superior and their affiliated interests were customers of and had transactions with Superior Federal Bank, F.S.B. (the "Bank") in the ordinary course of business; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from the Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

Director Compensation

   Directors of Superior and the Bank currently receive fees of $1,000 for each Board meeting of each entity attended. Members of committees of Superior and the Bank receive fees of $250 for each committee meeting attended. All of the directors of Superior also serve as directors of the Bank. Fees paid to directors of Superior for their services as directors of the Bank or as directors of Superior totaled $78,400 in 1999.

                             EXECUTIVE COMPENSATION
                             And Other Information

   The following table provides certain summary information concerning compensation paid or accrued by Superior to or on behalf of Superior's Chairman of the Board and Chief Executive Officer and the only other two executive officers of Superior who were paid or otherwise compensated in excess of $100,000 in 1999. No information is given for 1997 because Superior was not organized until 1997, and no executive compensation was paid until 1998.

                                    Annual             Long Term Compensation
                                 Compensation                  Awards
                              ---------------------    ----------------------
                                                       Restricted Securities
   Name and Principal                                    Stock    Underlying    All Other
        Position         Year Salary($)    Bonus($)    Awards ($) Options (#)  Compensation
   ------------------    ---- ---------    --------    ---------- -----------  ------------
C. Stanley Bailey....... 1999 $250,000     $125,000       --         31,250          *
 Chairman and CEO        1998  225,000       56,250       --        487,500(2)       *

C. Marvin Scott......... 1999  170,000       85,000       --         20,732
 President and Chief     1998  150,000       37,500       --        243,750(2)       *
 Operating Officer

Rick D. Gardner......... 1999  125,000       35,938       --          6,830
 Chief Financial Officer 1998  125,000(1)     5,889(1)    --          5,540(2)       *

--------
* Does not include amounts attributable to miscellaneous benefits received by the named officers. The costs of providing such benefits to the named officers for the years ended 1999 and 1998 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.
(1) Mr. Gardner joined Superior on September 21, 1998. The salary given for each of 1999 and 1998 represents annualized base salary. The 1999 and 1998 bonuses represent amounts actually paid in relation to 1999 and 1998 employment, respectively.
(2) Represents options granted to Messrs. Bailey, Scott and Gardner on December 22, 1997, January 9, 1998 and September 21, 1998, respectively. The exercise price $10.00 per share with respect to options held by Mr. Bailey and Mr. Scott and is $10.83 with respect to options held by Mr. Gardner.

Stock Option Plans

   Superior adopted the Incentive Plan on June 17, 1998. It was ratified by the stockholders at the 1999 Annual Meeting. The Incentive Plan is an omnibus plan administered by the Compensation Committee to provide equity-based incentive compensation for Superior's key employees. It provides for issuance of incentive stock options, qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Incentive Plan also provides for issuance of stock appreciation rights, whether in tandem with options or separately, and awards of restricted shares subject to time-based restrictions and/or performance goals.

   The Incentive Plan imposes a limit on the total number of shares that may be issued during the ten-year term of the Incentive Plan equal to 10% of the number of shares outstanding as of December 31, 1999. It imposes a limit on the number of awards that may be granted to all employees in any one calendar year equal to 1% of the number of shares outstanding on December 31, 1998. On that date there were 10,080,503 shares of Common Stock outstanding. Finally, the Incentive Plan limits the number of restricted stock awards that may be granted each year, which are time-based restricted only (i.e., without regard to any performance goals), to a number of shares equal to .33% (one-third of one percent) of the number of shares outstanding on December 31, 1998.

   Each award is non-transferrable during the life of the employee, except as permitted by the Compensation Committee to the employee's family or a trust for the employee's family. The awards do not create a right to employment. Upon a change in control of Superior any vesting schedules and performance goals are deemed satisfied.

   As discussed further below, options were granted to Mr. Bailey and Mr. Scott pursuant to their Founder's Agreements and Employment Agreements, respectively. Those options were issued before adoption of the Incentive Plan by Superior's Board and, therefore, are non-qualified stock options. They have not been issued pursuant to the Incentive Plan.

Options

   The following table shows certain information respecting exercised and unexercised options for Common Stock held by Superior executive officers at December 31, 1999. Certain options have been granted pursuant to a performance based vesting schedule which only permits the holder to exercise a portion of his or her options upon accomplishing pre-defined levels of stock price performance.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

                                                   Number of
                                                   Securities      Value of
                                                   Underlying     Unexercised
                                                  Unexercised    In-the-Money
                                                   Options At     Options At
                                                  December 31,   December 31,
                                                      1999          1999(2)
                                                 -------------- ---------------
                       Shares
                     Acquired On      Value       Exercisable/   Exercisable/
                     Exercise(#) Realized ($)(1) Unexercisable   Unexercisable
                     ----------- --------------- -------------- ---------------
C. Stanley Bailey...     --            --        487,500/31,250 $548,437/23,437
C. Marvin Scott.....     --            --        243,750/20,732  274,219/15,549
Rick D. Gardner.....     --            --          1,385/10,985       408/6,348

--------
(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise. No options had been exercised as of December 31, 1999.
(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 1999. The market value for the Common Stock as of December 31, 1999 was $11.125.

   The following table shows certain information respecting grants of options respecting Common Stock to certain executive officers of Superior during 1999.

                       Option Grants in Last Fiscal Year

                           Individual Grants
                         ----------------------
                                                                               Potential
                                                                           Realizable Value
                                     Percent of                            at Assumed Annual
                                       Total             Market             Rates of Stock
                          Number of   Options            Price                   Price
                         Securities  Granted to Exercise   on              Appreciation for
                         Underlying  Employees  or Base   Date                Option Term
                           Options   in Fiscal   Price     of   Expiration -----------------
Name                     Granted (#)    Year     ($/Sh)  Grant     Date     5%($)    10%($)
----                     ----------- ---------- -------- ------ ---------- -------- --------
C. Stanley Bailey.......   31,250       32.7%   $10.375  10.375 April 2009 $503,000 $764,000
C. Marvin Scott.........   20,732       21.7     10.375  10.375 April 2009  334,000  507,000
Rick D. Gardner.........    6,830        7.1     10.375  10.375 April 2009  110,000  167,000

Employment Agreements

   Mr. Bailey has an employment agreement with Superior which provides, among other things, that Mr. Bailey serve as the Chairman of the Board of Directors and Chief Executive Officer of Superior and the Bank for an initial term of employment of three years. Pursuant to the agreement, Mr. Bailey has been granted options to acquire 487,500 shares of Common Stock. The exercise price of such options is $ 10.00 per share.

   Mr. Scott has an agreement with Superior which provides, among other things, that Mr. Scott serve as the President of Superior and the Bank. Pursuant to the agreement Mr. Scott has been granted options to acquire 243,750 shares of Common Stock. The exercise price of such options is $10.00 per share.

   Mr. Gardner has an agreement with Superior dated September 21, 1998 to serve as Superior's and the Bank's Chief Financial Officer. He is entitled to receive an annual base salary and bonuses of up to 50% of base salary, with a targeted payout of 30%, if the Bank achieves certain performance goals. Pursuant to the agreement, he has been granted options to acquire 5,540 shares of Common Stock, subject to certain vesting requirements. The exercise price of the options is $10.83.

   Superior has agreed with each of Mr. Bailey, Mr. Scott and Mr. Gardner to pay certain severance benefits upon a change of control of Superior. A change of control is defined for this purpose as the occurrence of a transaction the result of which is that more than 25% of the outstanding shares of Common Stock (or a successor or parent) are acquired by any person, entity or group acting in concert, which before the transaction, owned less than 25% of the outstanding shares of the Common Stock. In the event of a change of control, Mr. Bailey will be entitled to receive, subject to Section 280(g) of the Internal Revenue Code of 1986, as amended, an amount equal to three times his total compensation for the preceding 12 months. Each of Mr. Scott and Mr. Gardner will be entitled to receive, respectively, an amount equal 2.99 times his total compensation for the preceding 12 months.

Benefit Plan

   Superior has established a contributory profit sharing plan pursuant to
Section 401(k) of the Code covering substantially all employees (the "Plan"). Superior is the Plan administrator and investment advisor, and Capital Guardian serves as the Plan's trustee. Each year Superior determines, at its discretion, the amount of matching contributions not to exceed 6% of the employee's annual compensation vesting ratably over a four year period. Total Plan expenses charged to Superior's operations for 1999 were $257,868.

Interests of Management and Others in Certain Transactions

   Mr. Bailey, Mr. Scott and Mr. Gardner have entered into employment agreements with Superior. These agreements provide, among other things, that each of them is entitled to receive options to acquire shares of Common Stock pursuant to a vesting schedule determined by the occurrence of certain events. See "--Employment Agreements."

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee consists of John M. Stein, Boyd W. Hendrickson, John E. Steuri and David E. Stubblefield, none of whom is an employee of Superior or the Bank. The committee reviews and determines cash compensation of executive officers of Superior.

Compensation Principles

   The committee determines executive compensation in accordance with five principles: (1) Superior's financial performance measured against attainment of Superior's business goals and the performance of peer-group institutions; (2) the competitiveness of executive compensation with Superior's peers; (3) the encouragement of stock ownership of management; (4) the individual performance of each executive officer; and (5) recommendations by the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle.

1999 Compensation

   Compensation in 1999 for executive officers, including the Chief Executive Officer, was negotiated in connection with their initial employment by Superior. The terms of such compensation are set forth in employment agreements. See "--Employment Agreements."

Stock Awards

   Certain stock awards to Mr. Bailey, Mr. Scott and Mr. Gardner are governed by the terms of their employment agreements. See "--Employment Agreements."

   This foregoing report is submitted by the compensation committee.

                                   Committee:

                                 John M. Stein
                              Boyd W. Hendrickson
                                 John E. Steuri
                             David E. Stubblefield

Performance Graph

         [GRAPHIC OF COMPARE CUMULATIVE TOTAL RETURN TO APPEAR HERE]

COMPANY/INDEX/MARKET           2/8/99 3/31/99 6/30/99  9/30/99 12/31/99
                              ------- ------- -------  ------- --------
Superior Financial Group      $100.00 $85.56  $97.78  $106.67  $98.89
NASDAQ Bank Index             $100.00 $100.63 $108.00 $98.29   $100.85
NASDAQ Market Index-U.S. Cos. $100.00 $102.08 $111.64 $114.22  $165.78

   Neither the foregoing graph nor the Compensation Committee Report is to be deemed to be incorporated by reference into any past or subsequent filings by Superior under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                        APPROVAL OF AN AMENDMENT TO THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Summary of the Amendment

   Article 4 of Superior's Amended and Restated Certificate of Incorporation authorizes 10,000,000 shares of Preferred Stock. None of the shares of Preferred Stock have been issued. Article 4 also provides that holders of Common Stock and Preferred Stock shall not have preemptive rights to subscribe for additional stock if Superior issues additional shares. Delaware law currently provides that stockholders do not have preemptive rights unless a Corporation's certificate of incorporation expressly provides for them. The amendment will reduce the number of authorized shares of Preferred Stock to 1,000,000 and will delete subparagraph (1) of Part B of Article 4 which prohibits preemptive rights. The amendment also reformats Article 4 by eliminating its division into Parts A and B.

Reasons for the Amendment

   Superior's Delaware franchise tax is calculated upon the number of authorized shares of all classes of stock. Reducing the number of authorized shares of Preferred Stock should materially reduce Superior's franchise tax bill under current law. The Board has never authorized the issuance of shares of Preferred Stock and does not anticipate doing so in the near future. The Board has also concluded that the availability of 1,000,000 shares of authorized Preferred Stock should be adequate, if issuance of such shares were deemed to be in the best interests of Superior.

   The deletion of the prohibition against preemptive rights and the related reformatting of Article 4 are essentially ministerial. Section B(1) of Article 4 merely restates what is currently the law in Delaware. Its deletion will not change the rights of stockholders. Therefore, the Board has concluded that Section B(1) is surplusage and should be deleted.

Text of Article 4 as Amended

   Set forth below is the full text of Article 4 as amended.

ARTICLE 4

   (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 21,000,000 shares, of which 1,000,000 shares of the par value of $0.01 per share are to be Preferred Stock (hereinafter called "Preferred Stock") and 20,000,000 shares of the par value of $0.01 per share are to be Common Stock (hereinafter sometimes called "Common Stock").

   (2) (a) The Preferred Stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the board of directors as hereinafter provided.

     (b) The board of directors is hereby expressly authorized, by resolution or resolutions from time to time adopted providing for the issuance of Preferred Stock, to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, including (but, unless otherwise stated below, without limiting the generality of the foregoing) any of the following with respect to which the board of directors shall determine to make affirmative provisions:

       (i) the distinctive name and serial designation;

       (ii) the annual dividend rate or rates and the dividend payment dates;

       (iii) whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

       (iv) whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices;

       (v) the amount or amounts of preferential or other payments to which any series is entitled over any other series or over the Common Stock on voluntary liquidation, dissolution or winding up of the corporation;

       (vi) any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or other dividends on the Common Stock;

       (vii) any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Common Stock;

       (viii) the number of shares of such series; and

       (ix) the voting rights, if any, of such series, including the right of such Preferred Stock to class voting or the right to vote together with the Common Stock, with such number of votes per share, or fractions of a share, as shall be determined by the board of directors, on any matter to be presented to the stockholders.

     (c) Each share of each series of Preferred Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

     (d) Before the corporation shall issue any shares of Preferred Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation pursuant to the foregoing authority vested in the board of directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chairman of the Board of Directors, President or a Vice-President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the principal office of the corporation in the State of Delaware and in such other places as the board of directors shall designate.

     (e) Shares of any series of Preferred Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise may, by resolution or resolutions of the board of directors, be returned to the status of authorized but unissued Preferred Stock of the same series. Unless otherwise provided in the resolution or resolutions of the board of directors providing for the issue thereof, the number of authorized shares of Preferred Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the board of directors and the filing of a certificate complying with the foregoing requirements. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the board of directors providing for the issuance thereof resume the status of authorized but unissued Preferred Stock, undesignated as to series.

   (3) The corporation may from time to time issue its shares of stock of any class or series for such consideration as may be fixed from time to time by the board of directors and may receive in payment thereof, in whole or in part, cash, labor done, personal property or real property, whether tangible or intangible, or interests therein or leases thereof. In the absence of actual fraud in the transaction the judgment of the board of directors as to the value of such labor, personal property, real property or interests therein or leases thereof shall be conclusive. Any and all shares so issued for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment in respect thereof.

   (4) The authority of the board of directors to provide for the issuance of shares of the Common Stock, and one or more series of the Preferred Stock, shall include, but shall not be limited to, authority to issue shares of the Common Stock and shares of any series of the Preferred Stock in any manner (including issuance pursuant to rights, warrants or other options) and for any purpose permitted by law, including for delivery as all or part of the consideration for or in connection with the acquisition of all or part of the stock of another corporation or of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized).

   (5) Except as may be provided otherwise in this Restated Certificate of Incorporation, at all meetings of stockholders of the corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held. Holders of Preferred Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4(2) hereof.

   (6) Subject to Article 4(2) hereof, dividends (payable in cash, shares or otherwise) may be paid on the Common Stock in such amounts and at such times as the board of directors of the corporation may determine in accordance with the Delaware General Corporation Law.

Vote Required

   Approval of the Amendment (Proposal 2 on the proxy card) requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes, therefore, will have the same effect as a vote against approval. The Board recommends a vote FOR the approval of the amendment to its Restated Certificate of Incorporation.

                      RATIFICATION OF INDEPENDENT AUDITOR

   Management of Superior has recommended that Ernst & Young LLP be retained as Superior's independent auditors for both it and the Bank. The Board of Directors approved retaining Ernst & Young LLP. Superior's former auditors have issued no report that contained an adverse opinion, disclaimer of opinion, modification or qualification for any of the financial statements of Superior or the Bank. During the last three fiscal years there were no disagreements between Superior and its former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   Superior has selected the firm of Ernst & Young LLP to act as its and the Bank's independent auditors for 2000. It is expected that representatives of this firm will be present at the Annual Meeting and have an opportunity to make a statement to, and to answer questions from, stockholders.

   Ratification of the selection of Ernst & Young LLP (Proposal 3 on the proxy card) requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The Board recommends a vote for the ratification of Ernst & Young LLP.

          BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS' MEETINGS

   Superior's bylaws contain two provisions relating to the conduct of stockholders' meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the secretary of Superior not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting or the 20th day following the day on which public announcement of the date of such meeting is first made.

   As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of Superior owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director. The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of Superior. The procedures do not prohibit or apply to stockholder proposals under SEC rule 14a-8 as described at "Proposals of Stockholders."

   The second provision of Superior's bylaws relates to the conduct of the business at a stockholder meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                           PROPOSALS OF STOCKHOLDERS

   Subject to certain rules of the SEC, proposals by stockholders intended to be presented at Superior's 2001 annual meeting of stockholders must be received at Superior's principal executive offices not less than 120 calendar days in advance of April 14, 2001 (December 14, 2000) for inclusion in the proxy or information statement relating to the 2001 annual meeting.

                                 OTHER MATTERS

   Superior does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

   Superior has furnished without charge to its stockholders, herewith, a copy of its annual report on Form 10-K, including Superior financial statements but excluding financial statement schedules and exhibits, required to be filed with the SEC for the year ended December 31, 1999. A copy of the financial statement schedules and exhibits may be obtained upon written request to Rick D. Gardner, 16101 LaGrande Drive, Suite 103, Little Rock, Arkansas 72223.

   PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

   YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                      SOLICITED BY THE BOARD OF DIRECTORS
                                     PROXY
                                  Common Stock
                            Superior Financial Corp.
                         Annual Meeting of Stockholders
                                  May 17, 2000

  The undersigned hereby appoints C. Stanley Bailey and C. Marvin Scott and either of them, or such other persons as the Board of Directors of Superior Financial Corp. ("Superior") may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $0.01, of Superior (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on May 17, 2000 and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

1. Election of Directors:
 NOMINEES FOR A TERM EXPIRING IN 2001: C. Stanley Bailey, Brian A. Gahr, Howard
 B. McMahon, C. Marvin Scott, Ben F. Scroggin, John M. Stein, John E. Steuri and David E. Stubblefield

   [_] FOR all nominees listed except as              [_] WITHHOLD AUTHORITY to vote for all nominees
    marked to the contrary

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

2. For approval of an amendment to Superior's Restated and Amended Certificate of Incorporation reducing the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 and making certain other formal revisions.

   [_] FOR approval of the         [_] AGAINST approval of the amendment  [_] ABSTAIN
    amendment

3.  Ratification of Ernst & Young LLP as Superior's independent auditors:
   [_] FOR ratification            [_] AGAINST ratification               [_] ABSTAIN

                          (Continued On Reverse Side)

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1, FOR APPROVAL OF THE AMENDMENT AND FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.


                        Please sign and date this proxy.

I will [_] will not [_] attend the meeting.

                                           DATED: _______________________, 2000

                                           Phone No.: _________________________

                                           ------------------------------------
                                                (Signature of Stockholder)

                                           ------------------------------------
                                            (Signature of Stockholder, if more
                                                        than one)

                                           Please sign exactly as your name
                                           appears on the envelope in which
                                           this material was mailed. Agents,
                                           executors, administrators,
                                           guardians, and trustees must give
                                           full title as such. Corporations
                                           should signed by their President or
                                           authorized officer.